                                  Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

I, John P. Derham Cato,, Chairman, President and Chief Executive Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended February 1, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2004

                                          /s/ John P. Derham Cato
                                          ---------------------------
                                          John P. Derham Cato
                                          Chairman, President and
                                          Chief Executive Officer